SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                   the Securities exchange Act of 1934


                     Date of Report:  March 30, 1999


                            LG&E ENERGY CORP.
                           220 West Main Street
                              P.O. Box 32030
                           Louisville, KY 40232
                              (502) 627-2000

              Kentucky           1-10568          61 - 1174555
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)


                   LOUISVILLE GAS AND ELECTRIC COMPANY
                           220 West Main Street
                              P.O. Box 32030
                           Louisville, KY 40232
                              (502) 627-2000

              Kentucky           2-26720          61 - 0264150
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)


                        KENTUCKY UTILITIES COMPANY
                            One Quality Street
                         Lexington, KY 40507-1428
                              (606) 255-2100

       Kentucky and Virginia      1-3464          61 - 0247570
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)

This combined Form 8-K is separately filed by LG&E Energy Corp., Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. Except for LG&E Energy Corp., each registrant makes no representation as to information relating to the other registrants. In particular, information contained herein related to LG&E Energy Corp. contained in paragraph (b) of Item 5 and Exhibit 99.02 is provided solely by LG&E Energy Corp. and shall not be deemed included in the Form 8-K of Louisville Gas and Electric Company and Kentucky Utilities Company.

Item 5.  Other Events.

a) On April 5, 1999, LG&E Energy Corp. ("LG&E Energy") announced the joint agreement of its two utility subsidiaries, Louisville Gas and Electric Company and Kentucky Utilities Company, with the Kentucky Attorney General's Office regarding the companies' pending performance-based ratemaking ("PBR") proposal. In a filing with the Kentucky Public Service Commission, the parties amended the companies' PBR proposal to request approval of an agreed-upon five-year rate reduction plan.

b) On March 30, 1999 LG&E Energy announced its acquisition of an indirect ownership interest of approximately 20 percent in Gas Natural BAN, S.A. ("BAN"), a natural gas distribution company that serves 1.2 million customers in the northern portion of the province of Buenos Aires, Argentina. LG&E Energy acquired 28 percent of Invergas, S.A., the controlling entity which holds a 70 percent interest in BAN.

Two news releases of LG&E Energy describing the above matters are filed with this report as Exhibits 99.01 and 99.02, respectively, and are incorporated herein by reference.

Item 7(c).  Exhibits Filed.

Exhibit
Number              Description

99.01               News Release dated as of April 5, 1999.
99.02               News Release dated as of March 30, 1999.


                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
Registrant

/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date:  April 6, 1999

LOUISVILLE GAS AND ELECTRIC COMPANY
Registrant

/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date:  April 6, 1999

KENTUCKY UTILITIES COMPANY
Registrant

/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date:  April 6, 1999

                               EXHIBIT INDEX

                             LG&E ENERGY CORP.
                    LOUISVILLE GAS AND ELECTRIC COMPANY
                        KENTUCKY UTILITIES COMPANY

                        Current Report on Form 8-K
                           Dated March 30, 1999

                                 Exhibits


Exhibit No.         Description

99.01               News Release dated as of April 5, 1999.
99.02               News Release dated as of March 30, 1999.




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